UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     February 27, 2006 (February 24, 2006)


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


           Tennessee                      000-22490               62-1120025
------------------------------    ------------------------   -------------------
       (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

            430 Airport Road
         Greeneville, Tennessee                                   37745
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective February 24, 2006, Rodney L. Bell was appointed to the office of Chief Accounting Officer of Forward Air Corporation (the "Company"). Mr. Bell, who is 43 years old and a Certified Public Accountant, has served in several capacities with the Company and its subsidiaries since March 1992. Mr. Bell was Assistant Controller from March 1992 until being appointed Controller in February 1995. He began serving as Vice President and Controller in October 2000, and will continue serving in those capacities.

     There are no family relationships between Mr. Bell and any directors or other executive officers of the Company. In addition, there are no arrangements or understandings between Mr. Bell and any other persons pursuant to which he was appointed as Chief Accounting Officer. There have been no transactions since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Bell had, or will have, a direct or indirect material interest.

     The information in this report may contain "forward-looking statements," as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance. Some forward-looking statements may be identified by use of such terms as "believes," "anticipates," "intends," "plans," "estimates," "projects" or "expects." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers' compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions. As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FORWARD AIR CORPORATION


Date: February 27, 2006               By: /s/ Matthew J. Jewell
                                         --------------------------------------
                                         Matthew J. Jewell
                                         Senior Vice President, General Counsel
                                         and Secretary


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